SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549


                                       FORM 8-K


                                   CURRENT REPORT


                      Pursuant to Section 13 or 15 (d) of the
                          Securities Exchange Act of 1934



                  Date of Report (Date of earliest event reported)

                                         N\A


               FREEPORT-MCMORAN RESOURCES PARTNERS, LIMITED PARTNERSHIP
                (Exact name of registrant as specified in its charter)


               Delaware                 1-9164                 72-1067072
      (State or other jurisdiction  (Commission File       (I.R.S. Employer
            of incorporation)             Number)         Identification No.)


               1615 Poydras Street, New Orleans, Louisiana    70112
              (Address of principal executive offices)        (Zip Code)


            Registrant's telephone number, including area code: (504) 582-4000


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          Item  7.    Financial Statements,   Pro  Forma  Information  and
          Exhibits.

               The exhibits set forth below are filed herewith. Exhibits 4.1, 23.1 and 25.1 relate to the Registrant's Registration Statement on Form S-3, Registration No. 33-37441.

             4.1 Form  of  Senior Indenture from FRP to  Chemical  Bank,  as
          Trustee.

            10.1 Amendment and Agreement dated as of January 23, 1996 to the Amended and Restated Partnership Agreement dated May 26, 1995 by and among IMC - Agrico GP Company, Agrico, Limited Partnership, IMC - Agrico MP, Inc., IMC Global Operations, Inc. and IMC-Agrico Company.

            10.2 First Amendment dated as of January 10, 1996 to the Credit Agreement dated as of June 30. 1995 among FRP, Freeport- McMoRan Inc., Chemical Bank, as administrative and collateral agent and The Chase Manhattan Bank (National Association), as documentary agent.

             23.1 Consent of Jones, Walker, Waechter, Poitevent, Carrere & Dengre, L.L.P.

            25.1 Statement of Eligibility under the Trust Indenture Act of 1939 of Chemical Bank, on Form T-1, dated February 6, 1996.

            99.1  News Release of FRP dated January 23, 1996.

            99.2  Report of Ernst & Young LLP.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FREEPORT-McMoran RESOURCE PARTNERS,
                                          LIMITED PARTNERSHIP



                                        By:  /s/ Nancy D. Bonner
                                           _______________________________
                                             Name:  Nancy D. Bonner
                                             Title: Controller

         Dated:  February 13, 1996